Income Taxes	12 Months Ended
Aug. 31, 2018
Notes to Financial Statements
NOTE 9 - Income Taxes

On December 22, 2017, the Tax Cuts and Jobs Act (“The Act”) was enacted into law.. The Act applies to corporations generally beginning with taxable years starting after December 31, 2017 and reduces the corporate tax rate from a graduated set of rates with a maximum 35% tax rate to a flat 21% tax rate. Additionally, the Act introduces other changes that impact corporations, including a net operating loss (“NOL”) deduction annual limitation, an interest expense deduction annual limitation, elimination of the alternative minimum tax, and immediate expensing of the full cost of qualified property. The Act also introduces an international tax reform that moves the U.S. toward a territorial system, in which income earned in other countries will generally not be subject to U.S. taxation. However, the accumulated foreign earnings of certain foreign corporations will be subject to a one-time transition tax, which can be elected to be paid over an eight-year tax transition period, using specified percentages, or in one lump sum. NOL and foreign tax credit (“FTC”) carryforwards can be used to offset the transition tax liability. The Company does not expect that this change will have an impact on the Company as it has not earned taxable income in the past and it has significant NOL carryforwards. As a result of the Tax Act, deferred tax assets decreased by approximately $4,074,000, with an offsetting decrease to the valuation allowance with no effect on the Statement of Operations.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets at August 31, 2018, 2017 and 2016 are as follows:

	2018	2017	2016
Deferred tax assets:
Net operating loss carryforwards	$4,955,211	$7,120,032	$5,995,528
Capitalized research and development	992,354	1,431,748	1,285,254
Depreciation	(6,314)	(7,137)	(82)
Stock based compensation	1,151,958	1,168,629	1,207,988
Foreign affiliate interest expense	283,307	296,315	190,173
Research and development credit carry forward	520,665	438,298	369,117
Total deferred tax assets	7,897,181	10,447,885	9,047,979
Less: valuation allowance	(7,897,181)	(10,447,885)	(9,047,979)
Net deferred tax asset	$-	$-	$-

The net decrease in the valuation allowance for deferred tax assets was $2,550,704 during the year ended August 31, 2018 compared to an increase of $1,399,906 and $1,342,978 for the years ended August 31, 2017 and 2016, respectively. During the year ended August 31, 2018, the decrease in the valuation allowance was primarily due to the change in the corporate tax rate from 34% to 21%. The Company evaluates its valuation allowance requirements on an annual basis based on projected future operations. When circumstances change and this causes a change in management’s judgment about the realizability of deferred tax assets, the impact of the change on the valuation allowance is reflected in current operations.

For federal income tax purposes, the Company has net U.S. operating loss carry forwards at August 31, 2018 available to offset future federal taxable income, if any, of $23,596,242. Accordingly, there is no tax expense for the years ended August 31, 2018, 2017 and 2016. In addition, the Company has research and development tax credit carry forwards of $520,665 at August 31, 2018, which are available to offset federal income taxes.

The utilization of the tax net operating loss carry forwards may be limited due to ownership changes that have occurred as a result of sales of common stock.

The effects of state income taxes were insignificant for the years ended August 31, 2018, 2017 and 2016.

The following is a reconciliation between expected income tax benefit and actual, using the applicable statutory income tax rate of 21% for the year ended August 31, 2018 and 34% for the years ended August 31, 2017 and 2016:

	2018	2017	2016
Income tax benefit at statutory rate	$1,737,285	$1,820,165	$1,576,686
Permanent differences	(296,092)	(490,980)	(297,211)
Change in federal statutory rate	(4,074,264)	-	-
Research and development credit	82,367	70,721	63,323
Change in valuation allowance	2,550,704	(1,399,906)	(1,342,798)
	$-	$-	$-

The fiscal years 2016 through 2018 remain open to examination by federal authorities and other jurisdictions in which the Company operates.

The Company does not have any uncertain tax positions at August 31, 2018 and 2017 that would affect its effective tax rate. The Company does not anticipate a significant change in the amount of unrecognized tax benefits over the next twelve months. Because the Company is in a loss carryforward position, the Company is generally subject to US federal and state income tax examinations by tax authorities for all years for which a loss carryforward is available. If and when applicable, the Company will recognize interest and penalties as part of income tax expense.